Digital Turbine Reports Fiscal 2023 Fourth Quarter and Fiscal Year 2023 Financial Results
Fourth Quarter Revenue Totaled $140.1 Million and Fiscal 2023 Revenue Totaled $665.9 Million
Fiscal 2023 GAAP Net Income of $16.9 Million and GAAP EPS of $0.16; Fiscal 2023 Non-GAAP Adjusted Net Income1 of $117.4 Million and Non GAAP EPS of $1.15
Fiscal 2023 Non-GAAP Adjusted EBITDA2 of $163.2 Million
Austin, TX – May 24, 2023 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal fourth quarter ended March 31, 2023.
Recent Financial Highlights:
•Fiscal fourth quarter of 2023 revenue totaled $140.1 million representing a 24% decline year-over-year as compared to the fiscal fourth quarter of 2022.
•GAAP net loss for the fiscal fourth quarter of 2023 was $13.9 million, or ($0.14) per share, as compared to GAAP net income for the fiscal fourth quarter of 2022 of $20.1 million, or $0.19 per share. Non-GAAP adjusted net income1 for the fiscal fourth quarter of 2023 was $13.6 million, or $0.14 per share, as compared to Non-GAAP adjusted net income1 of $41.0 million, or $0.39 per share, in the fiscal fourth quarter of 2022.
•GAAP net income for fiscal year 2023 was $16.9 million, or $0.16 per share, as compared to GAAP net income for fiscal year 2022 of $35.6 million, or $0.35 per share. Non-GAAP adjusted net income1 for fiscal year 2023 was $117.4 million, or $1.15 per share, as compared to Non-GAAP adjusted net income1 for fiscal year 2022 of $170.6 million, or $1.66 per share.
•Non-GAAP adjusted EBITDA2 for the fiscal fourth quarter of 2023 was $23.1 million, as compared to Non-GAAP adjusted EBITDA2 for the fiscal fourth quarter of 2022 of $50.4 million. Non-GAAP adjusted EBITDA2 for fiscal year 2023 was $163.2 million, as compared to Non-GAAP adjusted EBITDA2 for fiscal year 2022 of $195.2 million.
“We begin fiscal 2024 feeling increasingly excited about the future of our business,” said Bill Stone, CEO. “Macro headwinds have adversely impacted overall ad spending in recent quarters, but we are starting to see stabilization and renewed confidence among advertisers, which helped us to sign several notable strategic demand partnerships in the March quarter. Meanwhile, we have made significant progress with respect to several of our key growth initiatives at Digital Turbine. We believe that we have the innovative new solutions, such as the DT Hub and SingleTap, for which there is growing demand in the marketplace, and that we are uniquely positioned to deliver these value-added solutions for our partners and advertisers on a large and global scale.”

Digital Turbine Reports Fiscal 2023 Fourth Quarter Financial Results
May 24, 2023

Fiscal 2023 Fourth Quarter Financial Results
Total revenue for the fourth quarter of fiscal 2023 was $140.1 million. Total On Device Solutions revenue before intercompany eliminations was $96.9 million. Total App Growth Platform revenue before intercompany eliminations was $45.0 million.

GAAP net loss for the fourth quarter of fiscal 2023 was $13.9 million, or ($0.14) per share. Non-GAAP adjusted net income1 for the fourth quarter of fiscal 2023 was $13.6 million, or $0.14 per share, as compared to Non-GAAP adjusted net income1 of $41.0 million, or $0.39 per share in the fourth quarter of fiscal 2022.

Non-GAAP adjusted EBITDA2 for the fourth quarter of fiscal 2023 was $23.1 million, as compared to Non-GAAP adjusted EBITDA2 for the fourth quarter of fiscal 2022 of $50.4 million.
Full Year Fiscal 2023 Financial Results
Total revenue for fiscal 2023 was $665.9 million, representing a 11% decline as compared to fiscal year 2022. Total On Device Solutions revenue before intercompany eliminations was $420.3 million. Total App Growth Platform revenue before intercompany eliminations was $253.0 million.
GAAP net income for fiscal year 2023 was $16.9 million, or $0.16 per share, as compared to GAAP net income for fiscal year 2022 of $35.6 million, or $0.35 per share. Non-GAAP adjusted net income1 for fiscal year 2023 was $117.4 million, or $1.15 per share, as compared to Non-GAAP adjusted net income1 for fiscal year 2022 of $170.6 million, or $1.66 per share.
Non-GAAP adjusted EBITDA2 for fiscal year 2023 was $163.2 million, as compared to Non-GAAP adjusted EBITDA2 for fiscal year 2022 of $195.2 million. The reconciliations between GAAP and Non-GAAP financial results for all referenced periods are provided in the tables immediately following the Unaudited Consolidated Statements of Cash Flows below.
Business Outlook
Based on information available as of May 24, 2023, and considering the ongoing uncertainties in the macro environment, the Company currently expects the following for the first quarter of fiscal 2024:
•Revenue of between $140 million and $145 million
•Non-GAAP adjusted EBITDA2 of between $23 million and $25 million
•Non-GAAP adjusted EPS1 of between $0.11 and $0.13, based on approximately 102 million diluted shares outstanding and an effective tax rate of 25% on Non-GAAP adjusted net income1
It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to

Digital Turbine Reports Fiscal 2023 Fourth Quarter Financial Results
May 24, 2023

predict with precision.
About Digital Turbine, Inc.
Digital Turbine empowers superior mobile consumer experiences and results for the world’s leading telcos, advertisers, and publishers. Its end-to-end platform uniquely simplifies its partners’ abilities to supercharge awareness, acquisition, and monetization – connecting them with more consumers, in more ways, across more devices. Digital Turbine is headquartered in North America, with offices around the world. For additional information visit www.digitalturbine.com.
Conference Call
Management will host a conference call today at 4:30 p.m. ET to discuss its fourth quarter and fiscal 2023 financial results and provide operational updates on the business. To participate, interested parties should access the call online via the webcast link: https://app.webinar.net/wKgVBXVQbZ9.
The call may also be accessed by dialing 888-317-6003 in the United States (or 412-317-6061 from international locations) and entering access code 9200430.
A playback will be available through May 31, 2023. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode 5576243.
The online webcast will be archived for a period of one year.
The conference call will discuss forward guidance and other material information.
Use of Non-GAAP Financial Measures
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP adjusted EBITDA, non-GAAP free cash flow and non-GAAP gross profit. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management's internal comparison of its financial

Digital Turbine Reports Fiscal 2023 Fourth Quarter Financial Results
May 24, 2023

performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP adjusted net income and EPS are defined as GAAP net income and EPS adjusted to exclude the effect of stock-based compensation expense, amortization of intangibles, change in fair value of contingent liability, transaction-related expenses, severance costs and adjustment to acquisition-related liabilities. Readers are cautioned that non-GAAP adjusted net income and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA is calculated as GAAP net income excluding the following cash and non-cash expenses: stock-based compensation expense, depreciation and amortization, net interest income (expense), change in fair value of contingent liability, foreign exchange transaction gains (losses), income tax provision, transaction-related expenses, severance costs, and adjustment to acquisition-related liabilities. Non-GAAP adjusted EBITDA margin is calculated as non-GAAP adjusted EBITDA as a percentage of total revenue. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.
3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statements of Cash Flows), excluding transaction-related expenses and severance costs, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
4Non-GAAP gross profit is defined as GAAP income from operations adjusted to exclude the effect of product development costs, sales and marketing costs, general and administrative costs and depreciation of software. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to income from operations determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
Non-GAAP adjusted EBITDA, non-GAAP adjusted net income and EPS, non-GAAP free cash flow and non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.

Digital Turbine Reports Fiscal 2023 Fourth Quarter Financial Results
May 24, 2023

Forward-Looking Statements
This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
Risks Specific to our Business
•We have a history of net losses
•We have a limited operating history for our current portfolio of assets.
•The failure to successfully integrate our recent acquisitions may adversely affect our future results.
•Growth may place significant demands on our management and our infrastructure.
•Our operations are global in scope, and we face added business, political, regulatory, legal, operational, financial and economic risks as a result of our international operations.
•Our financial results could vary significantly from quarter-to-quarter and are difficult to predict.
•A significant portion of our revenue is derived from a limited number of wireless carriers and customers.
•The risk of impairment of our goodwill.
•The effects of the current and any future general downturns in the U.S. and the global economy, including financial market disruptions.
•Our products, services and systems rely on software that is highly technical, and if it contains errors or viruses, our business could be adversely affected.
•Our business may involve the use, transmission and storage of confidential information and personally identifiable information, and the failure to properly safeguard such information could result in significant reputational harm and monetary damages.
•System security risks and cyber-attacks could disrupt our internal operations or information technology services provided to customers.
•Our business and growth may suffer if we are unable to hire and retain key talent.
•If we are unable to maintain our corporate culture, our business could be harmed.
•If we make future acquisitions, this could require significant management attention and disrupt our business.
•If we fail to implement or are delayed in the implementation of our new ERP system platform, we may not be able to effectively transact our business or produce our financial statements on a timely basis.
•Adverse effects of negative developments affecting the financial services industry, including events or concerns involving liquidity, defaults, or non-performance by financial institutions.

Digital Turbine Reports Fiscal 2023 Fourth Quarter Financial Results
May 24, 2023

Risks Related to the Mobile Advertising Industry
•The mobile advertising business is an intensely competitive industry, and we may not be able to compete successfully.
•The markets for our products and services are rapidly evolving and may decline or experience limited growth.
•Our business is dependent on the continued growth in usage of smartphones and other mobile connected devices.
•Wireless technologies are changing rapidly, and we may not be successful in working with these new technologies.
•The complexity of and incompatibilities among mobile devices may require us to use additional resources for the development of our products and services.
•If wireless subscribers do not continue to use their mobile devices to access mobile content and other applications, our business growth and future revenue may be adversely affected.
•A shift of technology platform by wireless carriers and mobile device manufacturers could lengthen the development period for our offerings, increase our costs, and cause our offerings to be published later than anticipated.
•Actual or perceived security vulnerabilities in devices or wireless networks could adversely affect our revenue.
•We may be subject to legal liability associated with providing mobile and online services.
•Risks of public health issues, such as a major epidemic or pandemic.
•Risk related to geopolitical conditions and the global economy, including financial markets, and inflation.
•Risk related to the geopolitical relationship between the U.S. and China or changes in China’s economic and regulatory landscape.
Industry Regulatory Risks
•We are subject to rapidly changing and increasingly stringent laws, regulations and contractual requirements related to privacy, data security, and protection of children.
•We are subject to anti-corruption, import/export, government sanction, and similar laws, especially related to our international operations.
•Government regulation of our marketing methods could restrict or prevent our ability to adequately advertise and promote our content, products and services available in certain jurisdictions.
•Regulatory requirements pertaining to the marketing, advertising, and promotion of our products and services.
•Governmental regulation of our marketing methods.
Risks Related to Our Intellectual Property and Potential Liability
•Third parties may obtain and improperly use our intellectual property; and if so, our competitive position may be adversely affected, particularly if we do not, or are unable to, adequately protect our intellectual property rights
•Third parties may sue us for intellectual property infringement, which may prevent or limit our use of the intellectual property and disrupt our business and could require us to pay significant damage awards.

Digital Turbine Reports Fiscal 2023 Fourth Quarter Financial Results
May 24, 2023

•Our platform contains open source software.
•Litigation may harm out business.
•Indemnity provisions in various agreements potentially expose us to substantial liability for intellectual property infringement, damages caused by malicious software, and other losses.
Risks Relating to Our Common Stock and Capital Structure
•We have secured and unsecured indebtedness, which could limit our financial flexibility.
•To service our debt and fund our other obligations and capital requirements, we will require a significant amount of cash, and our ability to generate cash will depend on many factors beyond our control.
•The market price of our common stock is likely to be highly volatile and subject to wide fluctuations, and you may be unable to resell your shares at or above the current price or the price at which you purchased your shares.
•Risk of not being able to raise capital to grow our business.
•Risk to trading volume of lack of securities or industry analysts research coverage.
•We have identified a material weakness in our internal control over financial reporting and disclosure controls and procedures which could, if not remediated, result in additional material misstatements in our financial statements.
•Maintaining and improvising financial controls and being a public company may strain resources.
•Anti-takeover provisions in our charter documents could make an acquisition of our company more difficult.
•Our bylaws designate Delaware as the exclusive forum for certain disputes.
•Other risks described in the risk factors in Item 1A of our latest Annual Report on Form 10-K under the heading “Risk Factors” and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.

Digital Turbine Reports Fiscal 2023 Fourth Quarter Financial Results
May 24, 2023

Digital Turbine, Inc. and Subsidiaries
Consolidated Statements of Operations and Comprehensive Income (Loss)
(in thousands, except share and per share amounts)

	Three months ended March 31,		Year ended March 31,
	2023	2022	2023	2022
Net revenue	$140,118	$184,135	$665,920	$747,596
Costs of revenue and operating expenses
License fees and revenue share	71,629	86,279	309,247	370,648
Other direct costs of revenue	9,007	8,453	36,445	29,838
Product development	13,399	12,129	56,486	52,723
Sales and marketing	15,278	16,237	63,295	63,309
General and administrative	39,954	33,612	154,282	138,837
Total costs of revenue and operating expenses	149,267	156,710	619,755	655,355
Income (loss) from operations	(9,149)	27,425	46,165	92,241
Interest and other income (expense), net
Change in fair value of contingent consideration	—	(800)	—	(41,087)
Interest expense, net	(7,128)	(3,188)	(23,352)	(8,495)
Foreign exchange transaction gain (loss)	(431)	459	(1,026)	2,062
Other expense, net	(163)	(151)	229	(749)
Total interest and other income (expense), net	(7,722)	(3,680)	(24,149)	(48,269)
Income (loss) before income taxes	(16,871)	23,745	22,016	43,972
Income tax provision (benefit)	(3,018)	3,604	5,146	8,403
Net income (loss)	(13,853)	20,141	16,870	35,569
Less: net income attributable to non-controlling interest	79	41	197	23
Net income (loss) attributable to Digital Turbine, Inc.	(13,932)	20,100	16,673	35,546
Other comprehensive income (loss)
Foreign currency translation adjustment	2,258	(5,667)	(2,386)	(39,395)
Comprehensive income (loss)	(11,595)	25,808	14,484	(3,826)
Less: comprehensive income (loss) attributable to non-controlling interest	81	(2)	415	(934)
Comprehensive income (loss) attributable to Digital Turbine, Inc.	$(11,676)	$25,810	$14,069	$(2,892)
Net income (loss) per common share
Basic	$(0.14)	$0.21	$0.17	$0.37
Diluted	$(0.14)	$0.19	$0.16	$0.35
Weighted-average common shares outstanding
Basic	99,273	96,965	98,783	95,198
Diluted	100,712	104,151	101,816	102,640

Digital Turbine Reports Fiscal 2023 Fourth Quarter Financial Results
May 24, 2023

Digital Turbine, Inc. and Subsidiaries
Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	March 31, 2023	March 31, 2022

ASSETS
Current assets
Cash	$75,058	$126,768
Restricted cash	500	394
Accounts receivable, net	178,189	263,139
Prepaid expenses and other current assets	12,319	20,570
Total current assets	266,066	410,871
Property and equipment, net	39,327	31,086
Right-of-use assets	10,073	15,439
Intangible assets, net	379,632	440,589
Goodwill	561,576	559,792
Other non-current assets	9,882	732
TOTAL ASSETS	$1,266,556	$1,458,509

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities
Accounts payable	$119,338	$167,858
Accrued license fees and revenue share	69,221	95,170
Accrued compensation	10,984	28,775
Acquisition purchase price liabilities	—	50,000
Current portion of debt	—	12,500
Other current liabilities	21,377	30,960
Total current liabilities	220,920	385,263
Long-term debt, net of debt issuance costs	410,522	520,785
Deferred tax liabilities, net	13,940	19,976
Other non-current liabilities	13,919	16,270
Total liabilities	659,301	942,294
Commitments and contingencies (Note 13)
Stockholders’ equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 100,216,494 issued and 99,458,369 outstanding at March 31, 2023; 97,921,826 issued and 97,163,701 outstanding at March 31, 2022	10	10
Additional paid-in capital	822,217	745,661
Treasury stock (758,125 shares at March 31, 2023 and March 31, 2022)	(71)	(71)
Accumulated other comprehensive loss	(41,945)	(39,341)
Accumulated deficit	(175,115)	(191,788)
Total stockholders’ equity	605,196	514,571
Non-controlling interest	2,059	1,644
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,266,556	$1,458,509

Digital Turbine Reports Fiscal 2023 Fourth Quarter Financial Results
May 24, 2023

Digital Turbine, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Three months ended March 31,
	2023	2022
Cash flows from operating activities:
Net income (loss)	$(13,853)	$20,141
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	20,926	16,506
Non-cash interest expense	217	215
Stock-based compensation expense	10,758	3,935
Change in fair value of contingent consideration	—	800
Right-of-use asset	793	2,773
Deferred income taxes	(3,545)	(8,780)
Foreign exchange transaction gain	(1,607)	(459)
(Increase) decrease in assets:
Accounts receivable, gross	51,077	30,879
Allowance for doubtful accounts	319	685
Prepaid expenses and other current assets	19,404	2,556
Other non-current assets	(736)	209
Increase (decrease) in liabilities:
Accounts payable	(34,718)	(6,705)
Accrued license fees and revenue share	(5,678)	(14,811)
Accrued compensation	(5,097)	(10,401)
Other current liabilities	(21,828)	8,520
Other non-current liabilities	(570)	(4,787)
Net cash provided by operating activities	15,862	41,276

Cash flows from investing activities
Equity investments	(4,499)	—
Business acquisitions, net of cash acquired	—	(530)
Capital expenditures	(5,260)	(7,588)
Net cash used in investing activities	(9,759)	(8,118)

Cash flows from financing activities
Proceeds from borrowings	7,500	179,147
Payment of debt issuance costs	(5)	(20)
Payment of deferred business acquisition consideration	—	(204,501)
Options and warrants exercised	925	1,486
Payment of withholding taxes for net share settlement of equity awards	(507)	(1,018)
Repayment of debt obligations	(19,500)	(149)
Net cash used in financing activities	(11,587)	(25,055)

Effect of exchange rate changes on cash and cash equivalents and restricted cash	1,181	3,619

Net change in cash and cash equivalents and restricted cash	(4,303)	11,722

Cash and cash equivalents and restricted cash, beginning of period	79,861	115,440

Cash and cash equivalents and restricted cash, end of period	$75,558	$127,162

Digital Turbine Reports Fiscal 2023 Fourth Quarter Financial Results
May 24, 2023

REVENUE BY SEGMENT
(in thousands)
(Unaudited)

	Three months ended March 31,			Year ended March 31,
	2023	2022	% Change	2023	2022	% Change
On Device Solutions	$96,909	$119,211	(19)%	$420,328	$502,636	(16)%
App Growth Platform	44,966	69,572	(35)%	252,995	262,336	(4)%
Elimination	(1,757)	(4,648)	(62)%	(7,403)	(17,376)	(57)%
Consolidated	$140,118	$184,135	(24)%	$665,920	$747,596	(11)%

GAAP INCOME FROM OPERATIONS TO NON-GAAP GROSS PROFIT
(in thousands)
(Unaudited)

	Three months ended March 31,		Year ended March 31,
	2023	2022	2023	2022
Net revenue	$140,118	$184,135	$665,920	$747,596
Income (loss) from operations	(9,149)	27,425	46,165	92,241
Add-back items:
Product development	13,399	12,129	56,486	52,723
Sales and marketing	15,278	16,237	63,295	63,309
General and administrative	39,954	33,612	154,282	138,837
Depreciation of software included in other direct costs of revenue	1,694	836	6,275	3,060
Non-GAAP gross profit	$61,176	$90,239	$326,503	$350,170
Non-GAAP gross profit percentage	44%	49%	49%	47%

GAAP NET INCOME TO NON-GAAP ADJUSTED NET INCOME
(in thousands)
(Unaudited)

	Three months ended March 31,		Year ended March 31,
	2023	2022	2023	2022
Net income (loss)	$(13,853)	20,141	$16,870	$35,569
Add-back items:
Stock-based compensation expense	10,758	3,935	30,401	19,304
Amortization of intangibles	16,126	13,544	64,608	48,417
Adjustment to estimated earn-out liability	—	800	—	41,087
Transaction-related expenses	859	2,566	4,739	26,237
Severance costs	1,066	—	2,176	—
Adjustment to acquisition-related liabilities	(1,346)	—	(1,346)	—
Non-GAAP adjusted net income	$13,610	$40,986	$117,448	$170,614
Non-GAAP adjusted net income per common share	$0.14	$0.39	$1.15	$1.66
Weighted-average common shares outstanding, diluted	100,712	104,151	101,816	102,640

Digital Turbine Reports Fiscal 2023 Fourth Quarter Financial Results
May 24, 2023

GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDA
(in thousands)
(Unaudited)

	Three months ended March 31,		Year ended March 31,
	2023	2022	2023	2022
Net income (loss)	$(13,853)	$20,141	$16,870	$35,569
Add-back items:
Stock-based compensation expense	10,758	3,935	30,401	19,304
Depreciation and amortization	20,926	16,506	81,073	57,452
Interest expense, net	7,128	3,188	23,352	8,495
Other expense, net	163	151	(229)	749
Change in fair value of contingent consideration	—	800	—	41,087
Foreign exchange transaction gain (loss)	431	(459)	1,026	(2,062)
Income tax provision (benefit)	(3,018)	3,604	5,146	8,403
Transaction-related expenses	859	2,566	4,739	26,237
Severance costs	1,066	—	2,176	—
Adjustment to acquisition-related liabilities	(1,346)	—	(1,346)	—
Non-GAAP adjusted EBITDA	$23,114	$50,432	$163,208	$195,234

GAAP CASH FLOW FROM OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(in thousands)
(Unaudited)

	Three months ended March 31,
	2023	2022
Net cash provided by operating activities	$15,862	$41,276
Capital expenditures	(5,260)	(7,588)
Transaction-related expenses	859	2,566
Severance costs	1,066	—
Non-GAAP free cash flow provided by operations	$12,527	$36,254